INVESCO MONEY MARKET FUNDS, INC.

                          Supplement to Investor Class Prospectus
              And Class A, B, and C Prospectus for INVESCO Cash Reserves Fund
                               Each Dated September 30, 2001

The section of each Prospectus entitled "Fund Management" is amended to add the following paragraph after the second paragraph:

     A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas, is the sub-advisor to the Funds.

The  section  of  each  Prospectus  entitled  "Fund Management" is amended to
(1) delete the third paragraph in its entirety and (2) substitute the following paragraph in its place:

INVESCO, AIM and IDI are subsidiaries of AMVESCAP PLC.

The section of each Prospectus entitled "Portfolio Managers"  is  amended  to
(1) delete the section in its entirety and (2) substitute the following in its place:

     The Funds are managed on a day-to-day basis by AIM, which serves as sub-advisor to the Funds. When we refer to team management without naming individual portfolio managers, we mean a system by which a senior investment policy group sets allocation of Fund assets and risk controls:

     FUND                                     PORTFOLIO MANAGER(S)
     Cash Reserves Fund                       Team Management
     Tax-Free Money Fund                      Team Management
     U.S.  Government Money Fund              Team Management

The section of the INVESCO Cash Reserves Fund Prospectus entitled "How To Buy Shares" is amended to delete the second sentence of the first paragraph.

The date of this  Supplement  is March 1, 2002.
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                       INVESCO  MONEY MARKET  FUNDS,  INC.

                 Supplement  to Statement of  Additional  Information
                          Dated  September  30, 2001

Effective February 7, 2002, Wendy L. Gramm has resigned as a director of INVESCO Money Market Funds, Inc. Effective February 12, 2002, Charles W. Brady has resigned as a director of INVESCO Money Market Funds Funds, Inc.

The section of the SAI entitled "Management of the Funds" is amended to add the following sub-section after the sub-section entitled "The Investment Advisory Agreement:"

     THE  SUB-ADVISORY  AGREEMENT

     A I M Capital  Management,  Inc. ("AIM") serves as sub-advisor to the Funds
     pursuant   to  a   sub-advisory   agreement   dated   March  1,  2002  (the
     "Sub-Agreement") with INVESCO.

     The Sub-Agreement provides that AIM, subject to the supervision of INVESCO, shall manage the investment portfolio of the Fund in conformity with the Fund's investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, as amended, and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the 1933 Act and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the directors of the Company or INVESCO, and executing transactions accordingly; (d) providing the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of AIM; (e) determining what portion of the Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of the Fund shall be exercised.

     The Sub-Agreement provides that, as compensation for its services, AIM shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of the Fund's net assets. The sub-advisory fees are paid by INVESCO, NOT the Funds. The fees are calculated at the annual rate of 40% of the investment advisory fee retained by INVESCO after each Fund's expenses have been paid by INVESCO under the terms of the Investment Advisory Agreement or Fund Prospectus.

The date of this Supplement is March 1, 2002.